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                                                                    EXHIBIT 23.4


                   Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation by reference of our report dated April 30, 1999, on the financial statements of the OxyChem Transferred Businesses included in the Geon Company's Form 8-K dated May 13, 1999 and to all references to our Firm included in Registration Statement File No. 333-_____.


                                        /s/ Arthur Anderson LLP

Dallas, Texas
May 18, 2000